UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2025

Waters Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	01-14010	13-3668640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

34 Maple Street

Milford, Massachusetts 01757

(Address of Principal Executive Offices) (Zip Code)

(508) 478-2000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	WAT	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Waters Corporation (the “Company”) is furnishing as Exhibit 99.1 to this Current Report on Form 8-K an investor presentation (the “Presentation”) that it will present at the J.P. Morgan Healthcare Conference (the “Conference”) on January 13, 2025, which, along with the subsequent Q&A session, will include high-level commentary on the Company’s business performance. A transcript of the Presentation will be available on the Waters Corporation website, www.waters.com, in the Investors section under the heading “Events & Presentations.”

The information contained in this Current Report on Form 8-K (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly provided by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Number	Description of Exhibits

99.1	Investor Presentation dated January 13, 2025.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WATERS CORPORATION

By:	/s/ Amol Chaubal
Name:	Amol Chaubal
Title:	Senior Vice President and Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)

Dated: January 13, 2025

3